                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: September 3, 1999




                          REPUBLIC NEW YORK CORPORATION
             (Exact name of registrant as specified in its charter)




       Maryland                       1-7436                   13-2764867
 (State or other jurisdiction       (Commission              (IRS Employer
   of incorporation)                File Number)            Identification No.)



452 Fifth Avenue, New York, New York                              10018
 (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (212) 525-6100

ITEM 5.  OTHER EVENTS

         Republic New York Corporation is hereby filing the document listed under Item 7 below. Such document is hereby incorporated herein by reference in this Current Report on Form 8-K and a copy of the same is attached hereto as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
               INFORMATION AND EXHIBITS.

     c.  Exhibits

          99 Press Release dated September 1, 1999 reporting an investigation of the Futures Division of Republic New York Securities Corporation.

                                    SIGNATURE


         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          REPUBLIC NEW YORK CORPORATION


                                          By:        /s/  Paul L. Lee
                                                --------------------------------
                                                            Paul L. Lee
                                                      Executive Vice President


Date:  September 3, 1999